UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 27, 2015

LookSmart, Ltd.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 California Street, #324 San Francisco, CA (Address of principal executive offices)		94105 (Zip Code)

 Registrant’s telephone number, including area code: (415) 348-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of the Acquisition or Disposition of Assets.

Item 5.01 Changes in Control of the Registrant.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on April 23, 2015, LookSmart, Ltd., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, LookSmart Group, Inc., a Nevada corporation, Pyxis Tankers Inc., a Marshall Islands company (“Pyxis”) and Maritime Technologies Corp., a wholly owned subsidiary of Pyxis (“Merger Sub”). On October 28, 2015, the transactions contemplated by the Merger Agreement were completed and the Merger closed (the “Closing”).

In satisfaction of a condition to the Closing, on October 27, 2015, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate a reverse split of the shares of its common stock on a 0.1512-for-1 basis (the “Reverse Split”). The Reverse Split was effective as of 5:00 p.m. (Delaware time) on October 27, 2015. Also on October 27, 2015, a Certificate of Merger was filed with the Secretary of State of the State of Delaware to effectuate the merger of the Company into Merger Sub, with Merger Sub being deemed the surviving Company (the “Surviving Company”).

At the Closing, in accordance with the Merger Agreement, the following transactions were completed: (i) Company was merged with and into the Surviving Company; (ii) all the assets, operations and liabilities of the Company and its subsidiaries were transferred to LookSmart Group, Inc. (the “Spinoff”); and (iii) the Company effectuated a pro rata distribution of all the outstanding shares of the common stock of LookSmart Group, Inc. to the Company’s stockholders of record as of 4:00 p.m. Eastern Time on October 27, 2015 (the “Distribution”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2015, which is incorporated herein by reference. A copy of the Certificate of Amendment to the Company’s Certificate of Incorporation, as amended, is filed as Exhibit 3.1 hereto. A copy of the Certificate of Merger is filed as Exhibit 3.2 hereto.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Closing, the Company (i) notified the NASDAQ Global Select Market (“NASDAQ”) of the Closing and (ii) requested that NASDAQ file with the SEC a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Form 25 was filed on October 28, 2015. The Company’s common stock ceased trading on the NASDAQ following the close of trading on October 28, 2015. The Company also intends to file with the SEC a Form 15 requesting that the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation
3.2	Certificate of Merger

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

LookSmart, LTD

By: /s/ Michael Onghai
Michael Onghai
Authorized Representative

Date: November 13, 2015